UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2005

GFI GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51103	80-0006224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Wall Street
New York, NY		10005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 968-4100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c)

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective January 31, 2005 and in connection with GFI Group Inc.’s (the “Company”) initial public offering, (i) Donald P. Fewer, Stephen McMillan and Robert Taylor resigned from the Board of Directors of the Company (the “Board”), and (ii) Marisa Cassoni was elected to the Board.  In addition, Ms. Cassoni was appointed to the Audit Committee and the Board Credentialing Committee.

The Board has determined that Ms. Cassoni satisfies the independence requirements of The Nasdaq National Market and the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GFI GROUP INC.

Date: February 2, 2005	By:	/s/ Scott Pintoff
Name: Scott Pintoff
Title: General Counsel and Corporate Secretary